UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) August 14, 2007

OLD REPUBLIC INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

(312) 346-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of August 10, 2007, Mr. Peter Lardner resigned as a director of Old Republic International Corporation, on whose board he had served since 1985.  Mr. Lardner resigned due to illness.  He had been re-elected in 2006 for a term expiring in 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

            OLD REPUBLIC INTERNATIONAL CORPORATION
            Registrant

Date:  August 14,2007                                                                  By: /s/ Spencer LeRoy III
                                            Spencer LeRoy III,
                                            Senior Vice President, General Counsel and Secretary